The Agreement  between  T.  Rowe  Price  Retirement  Plan
          Services, Inc. and the Taxable Funds, dated January 1, 1996.
























          PAGE 1
                                      AGREEMENT

                                       between

                     T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

                                         and

                     EACH OF THE PARTIES INDICATED ON APPENDIX A





































          PAGE 2
                                  TABLE OF CONTENTS


                                                                      Page

          Article A Terms of Appointment  . . . . . . . . . . . . . .  2

          Article B Duties of RPS   . . . . . . . . . . . . . . . . .  2
                    1.    Purchases - Retirement Plans and Retirement
                          Accounts  . . . . . . . . . . . . . . . . .  2
                    2.    Retirement Plans - Redemptions to Cover
                          Distributions . . . . . . . . . . . . . . .  3
                    3.    Exchanges . . . . . . . . . . . . . . . . .  4
                    4.    Shares held by Retirement Accounts  . . . .  4
                    5.    Books and Records . . . . . . . . . . . . .  4
                    6.    Tax Information . . . . . . . . . . . . . .  5
                    7.    Other Information to be furnished to the
                          Funds . . . . . . . . . . . . . . . . . . .  6
                    8.    Correspondence  . . . . . . . . . . . . . .  6
                    9.    Mailings/Confirmation Statements  . . . . .  6
                    10.   Proxies . . . . . . . . . . . . . . . . . .  6
                    11.   Form N-SAR  . . . . . . . . . . . . . . . .  6
                    12.   Backup Withholding  . . . . . . . . . . . .  6

          Article C Fee and Out-of-Pocket Expenses  . . . . . . . . .  7
                    1.    Postage . . . . . . . . . . . . . . . . . .  7
                    2.    Proxies . . . . . . . . . . . . . . . . . .  7
                    3.    Communications  . . . . . . . . . . . . . .  7
                    4.    Record Retention  . . . . . . . . . . . . .  8
                    5.    Disaster Recovery . . . . . . . . . . . . .  8

          Article D Representations and Warranties of RPS   . . . . .  8

          Article E Representations and Warranties of the Fund  . . .  8

          Article F Standard of Care/Indemnification  . . . . . . . .  9

          Article G Dual Interests  . . . . . . . . . . . . . . . .   11

          Article H Documentation   . . . . . . . . . . . . . . . .   11

          Article I Recordkeeping/Confidentiality   . . . . . . . .   13

          Article J Ownership of Software and Related Material  . .   13





















          PAGE 3
          Article K As of Transactions  . . . . . . . . . . . . . .   13
                    1.    Reporting . . . . . . . . . . . . . . . .   14
                    2.    Liability . . . . . . . . . . . . . . . .   14

          Article L Term and Termination of Agreement   . . . . . .   16

          Article M Notice      . . . . . . . . . . . . . . . . . .   17

          Article N Assignment  . . . . . . . . . . . . . . . . . .   17

          Article O Amendment/Interpretive Provisions   . . . . . .   17

          Article P Further Assurances  . . . . . . . . . . . . . .   17

          Article Q Maryland Law to Apply   . . . . . . . . . . . .   18

          Article R Merger of Agreement   . . . . . . . . . . . . .   18

          Article S Counterparts  . . . . . . . . . . . . . . . . .   18

          Article T The Parties   . . . . . . . . . . . . . . . . .   18

          Article U Directors, Trustees and Shareholders and
                    Massachusetts Business Trust  . . . . . . . . .   18

          Article V Captions  . . . . . . . . . . . . . . . . . . .   19

             AGREEMENT, made as of the first day of January, 1996, by and between T. ROWE PRICE RETIREMENT PLAN SERVICES, INC., a Maryland

          corporation having its principal office and place of business at

          100 East Pratt Street, Baltimore, Maryland 21202 ("RPS"), and

          EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each Fund hereinafter referred to as "the Fund") whose definition may be found in Article T;

             WHEREAS, the Funds are named investment options under various tax-sheltered plans, including, but not limited to, state

          deferred compensation plans, 403(b) plans, and profit sharing,

          thrift, and money purchase pension plans for self-employed individuals, professional partnerships and corporations,

          (collectively referred to as "Retirement Plans"); and the Fund has determined that such investments of Retirement Plans in the

          Funds are in the best long-term interest of the Funds;

             WHEREAS, RPS has the capability of providing special

          services, on behalf of the Fund, for the accounts ("Retirement

          Accounts") of shareholders participating in these Retirement

          Plans;

             WHEREAS, RPS represents that it is registered with the

          Securities and Exchange Commission as a Transfer Agent under

          Section 17A of the Securities Exchange Act of 1934 ("the '34

          Act").

             WHEREAS, RPS may subcontract or jointly contract with other parties on behalf of the Funds to perform certain of the

          functions described herein, RPS may also enter into, on behalf of the Funds, certain banking relationships to perform various banking services, including, but not limited to, check deposits,

          disbursements, automatic clearing house transactions ("ACH") and wire transfers.  Subject to guidelines mutually agreed upon by the Funds and RPS, excess balances, if any, resulting from these banking relationships will be invested and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this Agreement.

             WHEREAS, the Fund desires to contract with RPS the foregoing functions and services described herein in connection with the

          Retirement Plans and Retirement Accounts;

             NOW THEREFORE, in consideration of the mutual covenants

          herein contained, the parties hereto agree as follows:

          A. Terms of Appointment

             Subject to the terms and conditions set forth in this

          Agreement, the Fund hereby employs and appoints RPS to perform the services and functions described herein in connection with certain Retirement Plan and Retirement Accounts as agreed upon by the parties.

          B. Duties of RPS:

             RPS agrees that it will perform the following services:

             1.    Purchases - Retirement Plans and Retirement Accounts

                After RPS has received monies from Retirement Plans and

             has determined the proper allocation of such monies to the

             Retirement Accounts or Retirement Plan participants

             ("Participants") based upon instructions received from

             Participants, Retirement Plans or their designees, or

             Retirement Plan Administrator(s) ("Administrator(s)"), RPS

             will, as a responsibility under the Agreement:

                a.    Transmit by check or wire the aggregate money

                      allocated to each Fund to the Fund's custodian;

                b.    In the case of a new Participant, establish and

                      maintain a Retirement Account for such Participant;

                      and

                c.    Compute the number of shares of each Fund to which

                      the Participant is entitled according to the price of

                      such Fund shares as provided by such Fund for

                      purchases made at that time and date, and credit each

                      such Account with the number of shares of the Fund so

                      purchased.

             2.    Retirement Plans - Redemptions to Cover Distributions.

















                After RPS has received instructions from the Administrator regarding distributions to be made to Participants or their designated beneficiaries from Funds designated as investment options under the Retirement Plan, RPS will, as a

             responsibility under the Agreement:

                a.    Compute the amount due for shares to be redeemed from

                      each Retirement Account or compute the number of

                      shares to be redeemed from each such Retirement

                      Account for such distributions and the total number

                      of all shares of each Fund to be redeemed in

                      accordance with the price per share at that time and

                      date of such Fund as calculated and provided by the

                      Fund.  After such computation, inform the Fund of the

                      amount necessary to be redeemed.  Distribute to

                      Participants or their designated beneficiaries the

                      amount to be disbursed.

                b.    After RPS has received instructions from the

                      Administrator regarding disbursements to be made

                      regarding the payment of fees due the Administrator,

                      or other persons including RPS, RPS will, as a

                      responsibility under this Agreement:

                   i.    Compute the number of shares to be redeemed from

                         each Retirement Account to pay for such

















                         disbursements and the total number of all shares

                         to be redeemed in accordance with the price per

                         share at that time and date, of such Fund as

                         calculated and provided by the Fund;

                   ii.   Effect the necessary redemption from the Fund's

                         custodian to cover such disbursements; and

                   iii.  Mail to the Administrator or such other person as

                         designated by the Administrator the amount to be

                         disbursed.

                c.    Other Provisions

                   i.    If any instruction tendered by an Administrator to

                         redeem shares in a Retirement Account is not

                         satisfactory to RPS, RPS shall promptly notify the

                         Administrator of such fact together with the

                         reason therefor;

                   ii.   The authority of RPS to perform its

                         responsibilities under Paragraph B(2) with respect

                         to each Fund shall be suspended upon receipt of

                         notification by such Fund of the suspension of the

                         determination of the Fund's net asset value per share and shall remain suspended until proper notification; and



















                   iii.  The Fund will promptly inform RPS of the

                         declaration of any dividend or distribution on

                         account of the capital stock of any Fund so that

                         RPS may properly credit income and capital gain

                         payments to each Retirement Account.

             3.    Exchanges

                Effect exchanges of shares of the Funds upon receipt of

             appropriate instructions from the Administrator and/or

             Participant.

             4.    Shares held by Retirement Accounts will be

          Noncertificate Shares

                RPS will have neither responsibility nor authority to

             issue stock certificates evidencing ownership of Fund shares held by Participants.  All shares held in Retirement Accounts maintained by RPS shall be noncertificated shares.

             5.    Books and Records

                RPS shall maintain records showing for each Retirement

             Plan or Retirement Account, the following:

                a.    Names, addresses and tax identification numbers, when

                      provided;

                b.    Number of shares held;

                c.    Historical information regarding the account of each

                      Participant and/or Retirement Plan, including

                      dividends and distributions invested in shares;

                d.    Pertinent information regarding the establishment and

                      maintenance of Retirement Plans and Retirement

                      Accounts necessary to properly administer each

                      account.

                e.    Any instructions from a Participant or Administrator

                      including, all forms furnished by the Fund and

                      executed by a Participant with respect to elections

                      with respect to payment options in connection with

                      the redemption of shares; or distribution elections,

                      if applicable; and

                f.    Any information required in order for RPS to perform

                      the calculations contemplated under this Agreement.

                Any such records maintained pursuant to Rule 31a-1 under

             the Investment Company Act of 1940 ("the Act") will be

             preserved for the periods prescribed in Rule 31a-2

             thereunder.  Disposition of such records after such

             prescribed periods shall be as mutually agreed upon from time to time by RPS and the Funds.  The retention of such records,

             which may be inspected by the Fund at reasonable times, shall be at the expense of the Funds.  All records maintained by

             RPS in connection with the performance of its duties under this Agreement will remain the property of the Funds and, in the event of termination of this Agreement, will be delivered to the Fund as of the date of termination or at such other time as may be mutually agreed upon.

             6.    Tax Information

                RPS shall also prepare and file with appropriate federal

             and state agencies, such information returns and reports as required by applicable Federal and State statutes relating to redemptions effected in Retirement Accounts which constitute reportable distributions.  RPS will also prepare and submit to Participants, such reports containing information as is required by applicable Federal and State law.

             7.    Other Information to be furnished to the Funds

                RPS will furnish to the Fund, such information, including

             shareholder lists and statistical information as may be

             agreed upon from time to time between RPS and the Fund.

             8.    Correspondence

                RPS will promptly and fully answer correspondence from

             Administrators and in some cases, Participants, relating to

             Retirement Accounts, transfer agent procedures, and such

             other correspondence as may from time to time be mutually

             agreed upon with the Funds. Unless otherwise instructed, copies of all correspondence will be retained by RPS in accordance with applicable law.

             9.    Mailings/Confirmation Statements

                RPS will be responsible for mailing all confirmations and

             other enclosures and mailings, as requested by the

             Administrators and as may be required of the Funds by

             applicable Federal or state law.

             10.   Proxies

                RPS shall monitor the mailing of proxy cards and other

             material supplied to it by the Fund in connection with

             shareholder meetings of the Fund and shall coordinate the

             receipt, examination and tabulation of returned proxies and the certification of the vote to the Fund.

             11.   Form N-SAR

                RPS shall maintain such records, if any, as shall enable

             the Fund to fulfill the requirements of Form N-SAR.

             12.   Withholding

                The Fund and RPS shall agree to procedures to be followed

             with respect to RPS's responsibilities in connection with

             compliance for federal withholding for Participants.

          C. Fees and Out-of-Pocket Expenses

             Each Fund shall pay to RPS for its services hereunder fees computed as set forth in the Schedule attached hereto.  Except as provided below, RPS will be responsible for all expenses relating to the providing of services.  Each Fund, however, will reimburse

          RPS for the following out-of-pocket expenses and charges incurred in providing services:

             1.    Postage.  The cost of postage and freight for mailing

                   materials to Participants, or their agents, including

                   overnight delivery, UPS and other express mail services

                   and special courier services required to transport mail

                   between RPS locations and mail processing vendors.

             2.    Proxies.  The cost to mail proxy cards and other

                   material supplied to it by the Fund and costs related to

                   the receipt, examination and tabulation of returned

                   proxies and the certification of the vote to the Fund.

             3.    Communications

                a.    Print.  The printed forms used internally and

                      externally for documentation and processing

                      Participant, or their agent's, inquiries and

                      requests; paper and envelope supplies for letters,

                      notices, and other written communications sent to

                      Administrators and Participants, or their agents.

                b.    Print & Mail House.  The cost of internal and third

                      party printing and mail house services, including

                      printing of statements and reports.

                c.    Voice and Data.  The cost of equipment (including

                      associated maintenance), supplies and services used

                      for communicating to and from the Participants, or

                      their agents, the Fund's transfer agent, other Fund

                      offices, and other agents of either the Fund or RPS.

                      These charges shall include:

                   o  telephone toll charges (both incoming and outgoing,

                      local, long distance and mailgrams); and

                   o  data and telephone lines and associated equipment

                      such as modems, multiplexers, and facsimile

                      equipment.

             4.    Record Retention.  The cost of maintenance and supplies

                   used to maintain, microfilm, copy, record, index,

                   display, retrieve, and store, in microfiche or microfilm

                   form, documents and records.

             5.    Disaster Recovery.  The cost of services, equipment,

                   facilities and other charges necessary to provide

                   disaster recovery for any and all services listed in

                   this Agreement.

          D. Representations and Warranties of RPS

             RPS represents and warrants to the Fund that:

             1.    It is a corporation duly organized and existing and in

             good standing under the laws of Maryland.

             2.    It is duly qualified to carry on its business in

             Maryland.

             3.    It is empowered under applicable laws and by its charter

             and by-laws to enter into and perform this Agreement.

             4.    All requisite corporate proceedings have been taken to

             authorize it to enter into and perform this Agreement.

             5.    It has and will continue to have access to the necessary

             facilities, equipment and personnel to perform its duties and obligations under this Agreement.

             6.    It is registered with the Securities and Exchange

             Commission as a Transfer Agent pursuant to Section 17A of the

             '34 Act.

          E. Representations and Warranties of the Fund

             The Fund represents and warrants to RPS that:

             1.    It is a corporation or business trust duly organized and

             existing and in good standing under the laws of Maryland, or

             Massachusetts, as the case may be.

             2.    It is empowered under applicable laws and by its

             Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws to enter into and perform this

             Agreement.

             3.    All proceedings required by said Articles of

             Incorporation or Declaration of Trust, as the case may be,

             and By-Laws have been taken to authorize it to enter into and perform this Agreement.

             4.    It is an investment company registered under the Act.

             5.    A registration statement under the Securities Act of

             1933 ("the '33 Act") is currently effective and will remain effective, and appropriate state securities law filing have been made and will continue to be made, with respect to all shares of the Fund being offered for sale.

          F. Standard of Care/Indemnification

             Notwithstanding anything to the contrary in this Agreement:

             1.     RPS shall not be liable to the Fund for any act or

             failure to act by it or its agents or subcontractors on

             behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided RPS has acted in good faith and without negligence or willful misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.

             2.    The Fund shall indemnify and hold RPS harmless from and

             against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel,

             incurred by RPS resulting from: (i) any action or omission by

             RPS or its agents or subcontractors in the performance of

             their duties hereunder; (ii) RPS acting upon instructions

             believed by it to have been executed by a duly authorized

             officer of the Fund; or (iii) RPS acting upon information

             provided by the Fund in form and under policies agreed to by

             RPS and the Fund.  RPS shall not be entitled to such

             indemnification in respect of actions or omissions

             constituting negligence or willful misconduct of RPS or where

             RPS has not exercised reasonable care in selecting or

             monitoring the performance of its agents or subcontractors.

             3.    Except as provided in Article K of this Agreement, RPS

             shall indemnify and hold harmless the Fund from all losses,

             costs, damages, claims, actions and expenses, including

             reasonable expenses for legal counsel, incurred by the Fund resulting from negligence or willful misconduct of RPS or

             which result from RPS' failure to exercise reasonable care in selecting or monitoring the performance of its agents or

             subcontractors.  The Fund shall not be entitled to such

             indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or

             misconduct is attributable to RPS.

             4.    In determining RPS' liability, an isolated error or

             omission will normally not be deemed to constitute negligence when it is determined that:

               o    RPS had in place "appropriate procedures".

               o    the employees responsible for the error or omission had

                    been reasonably trained and were being appropriately

                    monitored; and

               o    the error or omission did not result from wanton or

                    reckless conduct on the part of the employees.

               It is understood that RPS is not obligated to have in place separate procedures to prevent each and every conceivable

               type of error or omission.  The term "appropriate

               procedures" shall mean procedures reasonably designed to

               prevent and detect errors and omissions.  In determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior

               occurrence of any similar errors or omissions when such

               procedures were in place and transfer agent industry

               standards in place at the time of the occurrence.

               5.   In the event either party is unable to perform its

               obligations under the terms of this Agreement because of

               acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claims, actions or expense

               resulting from such failure to perform or otherwise from

               such causes.

               6.   In order that the indemnification provisions contained

               in this Article F shall apply, upon the assertion of a claim for which either party may be required to indemnify the

               other, the party seeking indemnification shall promptly

               notify the other party of such assertion, and shall keep the other party advised with respect to all developments

               concerning such claim.  The party who may be required to

               indemnify shall have the option to participate with the

               party seeking indemnification in the defense of such claim,

               or to defend against said claim in its own name or in the

               name of the other party.  The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to

               indemnify it except with the other party's prior written

               consent.

               7.   Neither party to this Agreement shall be liable to the

               other party for consequential damages under any provision of this Agreement.

          G.   Dual Interests

               It is understood that some person or persons may be

          directors, officers, or shareholders of both RPS and the Fund and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of

          applicable law.

          H.   Documentation

               1.   As requested by RPS, the Fund shall promptly furnish to

          RPS the following:

                    a.  A certified copy of the resolution of the

                        Directors/Trustees of the Fund authorizing the

                        appointment of RPS and the execution and delivery

                        of this Agreement;

                    b.  A copy of the Articles of Incorporation or

                        Declaration of Trust, as the case may be, and By-

                        Laws of the Fund and all amendments thereto;

                    c.  Specimens of all forms of outstanding and new

                        stock/share certificates in the forms approved by

                        the Board of Directors/Trustees of the Fund with a certificate of the Secretary of the Fund as to such approval;

                    d.  All account application forms and other documents

                        relating to shareholders' accounts;

                    e.  An opinion of counsel for the Fund with respect to

                        the validity of the stock, the number of Shares

                        authorized, the status of redeemed Shares, and the

                        number of Shares with respect to which a

                        Registration Statement has been filed and is in

                        effect; and

                    f.  A copy of the Fund's current prospectus.

               The delivery of any such document for the purpose of any

          other agreement to which the Fund and RPS are or were parties shall be deemed to be delivery for the purposes of this

          Agreement.

               2.   As requested by RPS, the Fund will also furnish from

               time to time the following documents:

                    a.  Each resolution of the Board of Directors/Trustees

                        of the Fund authorizing the original issue of its

                        shares;

                    b.  Each Registration Statement filed with the

                        Securities and Exchange Commission and amendments and orders thereto in effect with respect to the sale of shares with respect to the Fund;

                    c.  A certified copy of each amendment to the Articles

                        of Incorporation or Declaration of Trust, and the

                        By-Laws of the Fund;

                    d.  Certified copies of each vote of the Board of

                        Directors/Trustees authorizing officers to give

                        instructions to the Fund;

                    e.  Specimens of all new certificates accompanied by

                        the Board of Directors/Trustees' resolutions

                        approving such forms;

                    f.  Such other documents or opinions which RPS, in its

                        discretion, may reasonably deem necessary or

                        appropriate in the proper performance of its

                        duties; and

                    g.  Copies of new prospectuses issued.

               3.   RPS hereby agrees to establish and maintain facilities

               and procedures reasonably acceptable to the Fund for

               safekeeping of check forms and facsimile signature

               imprinting devices, if any, and for the preparation or use,

               and for keeping account of, such forms and devices.

          I.   Recordkeeping/Confidentiality

               1.   RPS shall keep records relating to the services to be

               performed hereunder, in the form and manner as it may deem advisable, provided that RPS shall keep all records in such form and in such manner as required by applicable law,

               including the Act and the '34 Act.

               2.   RPS and the Fund agree that all books, records,

               information and data pertaining to the business of the other party which are exchanged or received pursuant to the

               negotiation or the carrying out of this Agreement shall

               remain confidential, and shall not be voluntarily disclosed to any other person, except:  (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where RPS or the Fund may be exposed to civil or

               criminal contempt proceedings for failure to comply; (b)

               when requested to divulge such information by duly

               constituted governmental authorities; or (c) after so

               requested by the other party hereto.

          J.   Ownership of Software and Related Material

               All computer programs, magnetic tapes, written procedures

          and similar items purchased and/or developed and used by RPS in performance of the Agreement shall be the property of RPS and will not become the property of the Fund.

          K.   As Of Transactions

               For purposes of this Article K, the term "Transaction" shall mean any single or "related transaction" (as defined below)

          involving the purchase or redemption of shares (including

          exchanges) that are processed at a time other than the time of the computation of the Fund's net asset value per share next computed after receipt of any such transaction order by RPS.  If more than one Transaction ("Related Transaction") in the Fund is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions in the

          Fund and be considered as one Transaction.

               1.   Reporting

                    RPS shall:

                    a.  Utilize a system to identify all Transactions, and

                        shall compute the net effect of such Transactions

                        upon the Fund on a daily, monthly and rolling 365

                        day basis.  The Monthly and rolling 365 day periods

                        are hereinafter referred to as ("Cumulative").

                    b.  Supply to the Fund, from time to time as mutually

                        agreed upon, a report summarizing the Transactions

                        and the daily and Cumulative net effects of such

                        Transactions both in terms of aggregate dilution

                        and loss ("Dilution") or gain and negative dilution

                        ("Gain") experienced by the Fund, and the impact

                        such Gain or Dilution has had upon the Fund's net

                        asset value per share.

                    c.  With respect to any Transaction which causes

                        Dilution to the Fund of $25,000 or more,

                        immediately provide the Fund: (i) a report

                        identifying the Transaction and the Dilution

                        resulting therefrom, (ii) the reason such

                        Transaction was processed as described above, and

                        (iii) the action that RPS has or intends to take to

                        prevent the reoccurrence of such as of processing

                        ("Report").

               2.   Liability

                    a.  It will be the normal practice of the Fund not to

                        hold RPS liable with respect to any Transaction

                        which causes Dilution to any single Fund of less

                        than $25,000.  RPS will, however, closely monitor

                        for each Fund the daily and Cumulative

                        Gain/Dilution which is caused by Transactions of

                        less than $25,000.  When the Cumulative Dilution to

                        any Fund exceeds 3/10 of 1% per share, RPS, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should

                        take any remedial action.  RPS will report to the

                        Board of Directors/Trustees of the Fund ("Board"),

                        as appropriate, any action it has taken.

                    b.  Where a Transaction causes Dilution to a Fund of

                        $25,000 or more ("Significant Transaction"), RPS

                        will review with counsel to the Fund, the Report

                        and the circumstances surrounding the underlying

                        Transaction to determine whether the Transaction

                        was caused by or occurred as a result of a

                        negligent act or omission by RPS.  If it is

                        determined that the Dilution is the result of a

                        negligent action or omission by RPS, RPS and

                        outside counsel for the Fund, as appropriate, will

                        negotiate settlement.  All such Significant

                        Transactions will be reported to the Board at its

                        next meeting (unless the settlement fully

                        compensates the Fund for any Dilution).  Any

                        Significant Transaction, however, causing Dilution

                        in excess of the lesser of $100,000 or a penny per

                        share will be promptly reported to the Board.

                        Settlement will not be entered into with RPS until

                        approved by the Board.  The factors the Board or

                        the Funds would be expected to consider in making

                        any determination regarding the settlement of a

                        Significant Transaction would include but not be

                        limited to:

                       i.   Procedures and controls adopted by RPS to

                            prevent As Of processing;

                       ii.  Whether such procedures and controls were being

                            followed at the time of the Significant

                            Transaction;

                       iii. The absolute and relative volume of all

                            transactions processed by RPS on the day of the

                            Significant Transaction;

                       iv.  The number of Transactions processed by RPS

                            during prior relevant periods, and the net

                            Dilution/Gain as a result of all such

                            transactions to the Fund and to all other Price

                            Funds; and

                       v.   The prior response of RPS to recommendations

                            made by the Funds regarding improvement to the

                            Transfer Agent's As Of Processing Procedures.

               c.   In determining RPS' liability with respect to a

          Significant Transaction, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:

                    o  RPS had in place "appropriate procedures".

                    o  the employees responsible for the error or omission

                       had been reasonably trained and were being

                       appropriately monitored; and

                    o  the error or omission did not result from wanton or

                       reckless conduct on the part of the employees.

                    It is understood that RPS is not obligated to have in

                    place separate procedures to prevent each and every

                    conceivable type of error or omission.  The term

                    "appropriate procedures" shall mean procedures

                    reasonably designed to prevent and detect errors and

                    omissions.  In determining the reasonableness of such

                    procedures, weight will be given to such factors as are

                    appropriate, including the prior occurrence of any

                    similar errors or omissions when such procedures were

                    in place and transfer agent industry standards in place

                    at the time of the occurrence.

          L.   Term and Termination of Agreement

               1.   This Agreement shall run for a period of one (1) year

               from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

               2.   This Agreement may be terminated by the Funds upon one

               hundred twenty (120) days' written notice to RPS; and by

               RPS, upon three hundred sixty-five (365) days' writing

               notice to the Fund.

               3.   Upon termination hereof, the Fund shall pay to RPS such

               compensation as may be due as of the date of such

               termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

          M.   Notice

               Any notice as required by this Agreement shall be

          sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

          N.   Assignment

               Neither this Agreement nor any rights or obligations

          hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party

          O.   Amendment/Interpretive Provisions

               The parties by mutual written agreement may amend this

          Agreement at any time.  In addition, in connection with the operation of this Agreement, RPS and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.  Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall

          contravene any applicable federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

          P.   Further Assurances

               Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the

          purposes hereof.

          Q.   Maryland Law to Apply

               This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

          R.   Merger of Agreement

               This Agreement, including the attached Schedule supersede

          any prior agreement with respect to the subject hereof, whether oral or written.

          S.   Counterparts

               This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same

          instruments.

          T.   The Parties

               All references herein to "the Fund" are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and RPS.  In the case of a series

          Fund or trust, all references to "the Fund" are to the individual series or portfolio of such fund or trust, or to such Fund or trust on behalf of the individual series or portfolio, as

          appropriate.  Any reference in this Agreement to "the parties"

          shall mean RPS and such other individual Fund as to which the matter pertains.  The "Fund" also includes any T. Rowe Price Fund which may be established after the date of this Agreement.

               Any reference in this Agreement to "the parties" shall mean the Funds and RPS.

          U.   Directors, Trustees and Shareholders and Massachusetts

          Business Trust

               It is understood and is expressly stipulated that neither

          the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder. With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term "Fund"

          means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such

          Trust as the same may be amended from time to time.  It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders,

          nominees, officers, agents or employees of the Trust, personally,

          but bind only the trust property of the Trust, as provided in the

          Declaration of Trust of the Trust.  The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

          V.   Captions

               The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

               IN WITNESS WHEREOF, the parties hereto have caused this

          Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.


          T. ROWE PRICE RETIREMENT PLAN     DATED: _______________________
          SERVICES, INC.

                                            ATTEST:
               /s/Charles E. Vieth
          By:  ________________________     ________________________
               Charles E. Vieth




















































          PAGE 34
                         T. ROWE PRICE BALANCED FUND, INC.

                         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                         T. ROWE PRICE CAPITAL APPRECIATION FUND

                         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                         T. ROWE PRICE CORPORATE INCOME FUND, INC.

                         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

                         T. ROWE PRICE EQUITY INCOME FUND

                         T. ROWE PRICE GNMA FUND

                         T. ROWE PRICE GROWTH & INCOME FUND, INC.

                         T. ROWE PRICE GROWTH STOCK FUND, INC.

                         T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                         T. ROWE PRICE HIGH YIELD FUND, INC.

                         T. ROWE PRICE INDEX TRUST, INC.
                         T. Rowe Price Equity Index Fund

                         INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                         Foreign Equity Fund

                         T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                         T. Rowe Price International Bond Fund
                         T. Rowe Price International Discovery Fund
                         T. Rowe Price International Stock Fund
                         T. Rowe Price European Stock Fund
                         T. Rowe Price New Asia Fund
                         T. Rowe Price Global Government Bond Fund
                         T. Rowe Price Japan Fund
                         T. Rowe Price Short-Term Global Income Fund
                         T. Rowe Price Latin America Fund
                         T. Rowe Price Emerging Markets Bond Fund
                         T. Rowe Price Emerging Markets Stock Fund
                         T. Rowe Price Global Stock Fund

                         T. ROWE PRICE MID-CAP GROWTH FUND, INC.




















          PAGE 35
                         T. ROWE PRICE OTC FUND, INC.
                         T. Rowe Price OTC Fund

                         T. ROWE PRICE NEW AMERICA GROWTH FUND

                         T. ROWE PRICE NEW ERA FUND, INC.

                         T. ROWE PRICE NEW HORIZONS FUNDS, INC.

                         T. ROWE PRICE NEW INCOME FUND, INC.

                         T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                         T. Rowe Price Personal Strategy Balanced Fund
                         T. Rowe Price Personal Strategy Growth Fund
                         T. Rowe Price Personal Strategy Income Fund

                         T. ROWE PRICE PRIME RESERVE FUND, INC.

                         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                         T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                         T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND,
                         INC.

                         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                         T. ROWE PRICE SPECTRUM FUND, INC.
                         Spectrum Growth Fund
                         Spectrum Income Fund

                         T. ROWE PRICE VALUE FUND, INC.

                         T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                         U.S. Treasury Intermediate Fund
                         U.S. Treasury Long-Term Fund
                         U.S. Treasury Money Fund

                         T. ROWE PRICE SUMMIT FUNDS, INC.
                         T. Rowe Price Summit Cash Reserves Fund
                         T. Rowe Price Summit Limited-Term Bond Fund
                         T. Rowe Price Summit GNMA Fund























          PAGE 36
                         T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                         T. Rowe Price Summit Municipal Money Market Fund
                         T. Rowe Price Summit Municipal Intermediate Fund
                         T. Rowe Price Summit Municipal Income Fund

          DATED: ______________________

          ATTEST:

                                                /s/Carmen F. Deyesu
          ______________________________    BY: __________________________
                                                Carmen F. Deyesu





















































          PAGE 37
                                      APPENDIX A


          The following Funds are parties to this Agreement, and have so indicated their intention to be bound by such Agreement by executing the Agreement on the dates indicated thereon.
                 T. Rowe Price Balanced Fund, Inc.

                 T. Rowe Price Blue Chip Growth Fund, Inc.

                 T. Rowe Price Capital Appreciation Fund

                 T. Rowe Price Capital Opportunity Fund, Inc.

                 T. Rowe Price Corporate Income Fund, Inc.

                 T. Rowe Price Dividend Growth Fund, Inc.

                 T. Rowe Price Equity Income Fund

                 T. Rowe Price GNMA Fund

                 T. Rowe Price Growth & Income Fund, Inc.

                 T. Rowe Price Growth Stock Fund, Inc.

                 T. Rowe Price Health Sciences Fund, Inc.

                 T. Rowe Price High Yield Fund, Inc.

                 T. Rowe Price Index Trust, Inc. on behalf of the
                   T. Rowe Price Equity Index Fund

                 T. Rowe Price Institutional International Funds, Inc. on behalf of the
                   Foreign Equity Fund




























          PAGE 38
                 T. Rowe Price International Funds, Inc. on behalf of the
                   T. Rowe Price International Bond Fund and
                   T. Rowe Price International Discovery Fund
                   T. Rowe Price International Stock Fund
                   T. Rowe Price European Stock Fund
                   T. Rowe Price New Asia Fund
                   T. Rowe Price Global Government Bond Fund
                   T. Rowe Price Japan Fund
                   T. Rowe Price Short-Term Global Income Fund
                   T. Rowe Price Latin America Fund
                   T. Rowe Price Emerging Markets Bond Fund
                   T. Rowe Price Emerging Markets Stock Fund
                   T. Rowe Price Global Stock Fund

                 T. Rowe Price Mid-Cap Growth Fund, Inc.

                 T. Rowe Price New America Growth Fund

                 T. Rowe Price New Era Fund, Inc.

                 T. Rowe Price New Horizons Fund, Inc.

                 T. Rowe Price New Income Fund, Inc.

                 T. Rowe Price OTC Fund, Inc. on behalf of the
                   T. Rowe Price OTC Fund

                 T. Rowe Price Personal Strategy Funds, Inc. on behalf of the
                   T. Rowe Price Personal Strategy Balanced Fund
                   T. Rowe Price Personal Strategy Growth Fund
                   T. Rowe Price Personal Strategy Income Fund

                 T. Rowe Price Prime Reserve Fund, Inc.

                 T. Rowe Price Science & Technology Fund, Inc.

                 T. Rowe Price Short-Term Bond Fund, Inc.

                 T. Rowe Price Short-Term U.S. Government Fund, Inc.

                 T. Rowe Price Small-Cap Value Fund, Inc.

                 T. Rowe Price Spectrum Fund, Inc. on behalf of the
                   Spectrum Growth Fund
                   Spectrum Income Fund



















          PAGE 39
                 T. Rowe Price Value Fund, Inc.

                 T. Rowe Price U.S. Treasury Funds, Inc. on behalf of the
                   U.S. Treasury Intermediate Fund
                   U.S. Treasury Long-Term Fund
                   U.S. Treasury Money Fund

                 T. Rowe Price Summit Funds, Inc.
                   T. Rowe Price Summit Cash Reserves Fund
                   T. Rowe Price Summit Limited-Term Bond Fund
                   T. Rowe Price Summit GNMA Fund

                 T. Rowe Price Summit Municipal Funds, Inc.
                   T. Rowe Price Summit Municipal Money Market Fund
                   T. Rowe Price Summit Municipal Intermediate Fund
                   T. Rowe Price Summit Municipal Income Fund

















































          PAGE 40
                     T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

                                     FEE SCHEDULE


          Fees for transfer agent services performed for retirement plan accounts serviced by T. Rowe Price Retirement Plan Services, Inc. ("RPS").

          Effective January 1, 1996 to December 31, 1996.

          A.   Base Fee

               A monthly base fee of $750,000 ($9,000,000 per year) allocated pro rata by account.

          B.   Per Participant Fee

               A monthly per participant fee of $3.583 for each active (non-zero balance) participant being serviced at the end of the month. This fee will be allocated among the Funds based on the relative percentage of T. Rowe Price assets at the end of the month.

          C.   Per Transaction Fee

               A fee for each Account transaction will be charged at the rate of $.15 per transaction, except for dividend transactions.

          D.   Institutional Support Group (ISG) Telephone Call

               A fee of $5.50 per ISG telephone call will be charged to the Fund (s) involved in the telephone call.

          E.   New Participant Fee

               A one-time new participant fee of $3.50 will be charged each time a participant is added to the records.

          F.   Perks Fee

               Fees for PERKS plans will be $10 per account, maximum $40 per participant, capped at 25 basis points.





















          PAGE 41
          G.   Billing Procedures

               RPS will render a monthly invoice which shall include: the number of participants in existence at month-end and the Fund's pro rata share; the assets by Fund at month-end; the number of transactions recorded during the month for each Fund; and the number of new participants added during the month and the Fund's pro rata share. RPS will render a separate invoice for out-of-pocket expenses for which RPS is entitled to reimbursement under the Agreement and the Fund's pro rata share.

          H.   New Funds

               Funds added during the term of this Agreement may have their Maintenance and Transaction charges waived for a period of time agreed upon between RPS and the Funds following the establishment of the Fund. Out-of-pocket expenses will be billed to the Fund from the Fund's inception.


          IN WITNESS WHEREOF, T. Rowe Price Funds and T. Rowe Price Retirement Plan Services, Inc. have agreed upon this fee schedule to be executed in their names and on their behalf through their duly authorized officers:

          T. ROWE PRICE FUNDS                T. ROWE PRICE RETIREMENT PLAN
                                             SERVICES, INC.

          Name  /s/Carmen F. Deyesu          Name  /s/Charles E. Vieth

          Title Treasurer                    Title  President

          Date  __________________________   Date   _______________________































          PAGE 42
                                   AMENDMENT NO. 1
                                      AGREEMENT
                                       between
                     T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
                                         and
                     EACH OF THE PARTIES INDICATED ON APPENDIX A

               The Retirement Plan Services Contract of January 1, 1996,

          between T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of

          April 24, 1996, by adding thereto the T. Rowe Price Mid-Cap Value

          Fund, Inc. and Mid-Cap Equity Growth Fund, a separate series of the Institutional Domestic Equity Funds, Inc.

                             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                             T. ROWE PRICE BALANCED FUND, INC.

                             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                             T. ROWE PRICE CAPITAL APPRECIATION FUND

                             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                             T. ROWE PRICE CORPORATE INCOME FUND, INC.

                             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

                             T. ROWE PRICE EQUITY INCOME FUND

                             T. ROWE PRICE GNMA FUND

                             T. ROWE PRICE GROWTH & INCOME FUND, INC.

                             T. ROWE PRICE GROWTH STOCK FUND, INC.

                             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                             T. ROWE PRICE HIGH YIELD FUND, INC.



















          PAGE 43
                             T. ROWE PRICE INDEX TRUST, INC.
                             T. Rowe Price Equity Index Fund

                             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                             Mid-Cap Equity Growth Fund

                             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                             Foreign Equity Fund

                             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                             T. Rowe Price International Bond Fund
                             T. Rowe Price International Discovery Fund
                             T. Rowe Price International Stock Fund
                             T. Rowe Price European Stock Fund
                             T. Rowe Price New Asia Fund
                             T. Rowe Price Global Government Bond Fund
                             T. Rowe Price Japan Fund
                             T. Rowe Price Short-Term Global Fund
                             T. Rowe Price Latin America Fund
                             T. Rowe Price Emerging Markets Bond Fund
                             T. Rowe Price Emerging Markets Stock Fund
                             T. Rowe Price Global Stock Fund

                             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                             T. ROWE PRICE MID-CAP VALUE FUND, INC.

                             T. ROWE PRICE NEW AMERICA GROWTH FUND

                             T. ROWE PRICE NEW ERA FUND, INC.

                             T. ROWE PRICE NEW HORIZONS FUND, INC.

                             T. ROWE PRICE NEW INCOME FUND, INC.

                             T. ROWE PRICE OTC FUND, INC.
                             T. Rowe Price OTC Fund

                             T. ROWE PRICE PRIME RESERVE FUND, INC.

                             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.


















          PAGE 44

                             T. ROWE PRICE SPECTRUM FUND, INC.
                             Spectrum Growth Fund
                             Spectrum Income Fund

                             T. ROWE PRICE SUMMIT FUNDS, INC.
                             T. Rowe Price Summit Cash Reserves Fund
                             T. Rowe Price Summit Limited-Term Bond Fund
                             T. Rowe Price Summit GNMA Fund

                             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                             U.S. Treasury Intermediate Fund
                             U.S. Treasury Long-Term Fund
                             U.S. Treasury Money Fund

                             T. ROWE PRICE VALUE FUND, INC.
          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          _____________________         _________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary

          Attest:                       T. ROWE PRICE RETIREMENT PLAN
                                        SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          _____________________         ____________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President



































          PAGE 45
                                   AMENDMENT NO. 2
                                      AGREEMENT
                                       between
                     T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
                                         and
                     EACH OF THE PARTIES INDICATED ON APPENDIX A

               The Retirement Plan Services Contract of January 1, 1996, as

          amended April 24, 1996, between T. Rowe Price Retirement Plan

          Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of August 2, 1996, by adding thereto the T. Rowe Price Financial Services Fund, Inc.

                             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                             T. ROWE PRICE BALANCED FUND, INC.

                             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                             T. ROWE PRICE CAPITAL APPRECIATION FUND

                             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                             T. ROWE PRICE CORPORATE INCOME FUND, INC.

                             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

                             T. ROWE PRICE EQUITY INCOME FUND

                             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

                             T. ROWE PRICE GNMA FUND

                             T. ROWE PRICE GROWTH & INCOME FUND, INC.

                             T. ROWE PRICE GROWTH STOCK FUND, INC.

                             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                             T. ROWE PRICE HIGH YIELD FUND, INC.



















          PAGE 46
                             T. ROWE PRICE INDEX TRUST, INC.
                             T. Rowe Price Equity Index Fund

                             INSTITUTIONAL EQUITY FUNDS, INC.
                             Mid-Cap Equity Growth Fund

                             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                             Foreign Equity Fund

                             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                             T. Rowe Price International Bond Fund
                             T. Rowe Price International Discovery Fund
                             T. Rowe Price International Stock Fund
                             T. Rowe Price European Stock Fund
                             T. Rowe Price New Asia Fund
                             T. Rowe Price Global Government Bond Fund
                             T. Rowe Price Japan Fund
                             T. Rowe Price Short-Term Global Fund
                             T. Rowe Price Latin America Fund
                             T. Rowe Price Emerging Markets Bond Fund
                             T. Rowe Price Emerging Markets Stock Fund
                             T. Rowe Price Global Stock Fund

                             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                             T. ROWE PRICE MID-CAP VALUE FUND, INC.

                             T. ROWE PRICE NEW AMERICA GROWTH FUND

                             T. ROWE PRICE NEW ERA FUND, INC.

                             T. ROWE PRICE NEW HORIZONS FUND, INC.

                             T. ROWE PRICE NEW INCOME FUND, INC.

                             T. ROWE PRICE OTC FUND, INC.
                             T. Rowe Price OTC Fund

                             T. ROWE PRICE PRIME RESERVE FUND, INC.

                             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.


















          PAGE 47
                             T. ROWE PRICE SPECTRUM FUND, INC.
                             Spectrum Growth Fund
                             Spectrum Income Fund

                             T. ROWE PRICE SUMMIT FUNDS, INC.
                             T. Rowe Price Summit Cash Reserves Fund
                             T. Rowe Price Summit Limited-Term Bond Fund
                             T. Rowe Price Summit GNMA Fund

                             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                             U.S. Treasury Intermediate Fund
                             U.S. Treasury Long-Term Fund
                             U.S. Treasury Money Fund

                             T. ROWE PRICE VALUE FUND, INC.

          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          _____________________         _________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary                Treasurer

          Attest:                       T. ROWE PRICE RETIREMENT PLAN
                                        SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          _____________________         ____________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President



































          PAGE 48
                                   AMENDMENT NO. 3
                                      AGREEMENT
                                       between
                     T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
                                         and
                     EACH OF THE PARTIES INDICATED ON APPENDIX A

               The Retirement Plan Services Contract of January 1, 1996, as

          amended April 24, 1996 and August 2, 1996, between T. Rowe Price

          Retirement Plan Services, Inc. and each of the Parties listed on

          Appendix A thereto is hereby amended, as of November 12, 1996, by adding thereto the T. Rowe Price Spectrum International Fund, a separate series of the T. Rowe Price Spectrum Fund, Inc.

                             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                             T. ROWE PRICE BALANCED FUND, INC.

                             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                             T. ROWE PRICE CAPITAL APPRECIATION FUND

                             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                             T. ROWE PRICE CORPORATE INCOME FUND, INC.

                             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

                             T. ROWE PRICE EQUITY INCOME FUND

                             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

                             T. ROWE PRICE GNMA FUND

                             T. ROWE PRICE GROWTH & INCOME FUND, INC.

                             T. ROWE PRICE GROWTH STOCK FUND, INC.

                             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                             T. ROWE PRICE HIGH YIELD FUND, INC.

















          PAGE 49
                             T. ROWE PRICE INDEX TRUST, INC.
                             T. Rowe Price Equity Index Fund

                             INSTITUTIONAL EQUITY FUNDS, INC.
                             Mid-Cap Equity Growth Fund

                             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                             Foreign Equity Fund

                             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                             T. Rowe Price International Bond Fund
                             T. Rowe Price International Discovery Fund
                             T. Rowe Price International Stock Fund
                             T. Rowe Price European Stock Fund
                             T. Rowe Price New Asia Fund
                             T. Rowe Price Global Government Bond Fund
                             T. Rowe Price Japan Fund
                             T. Rowe Price Short-Term Global Fund
                             T. Rowe Price Latin America Fund
                             T. Rowe Price Emerging Markets Bond Fund
                             T. Rowe Price Emerging Markets Stock Fund
                             T. Rowe Price Global Stock Fund

                             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                             T. ROWE PRICE MID-CAP VALUE FUND, INC.

                             T. ROWE PRICE NEW AMERICA GROWTH FUND

                             T. ROWE PRICE NEW ERA FUND, INC.

                             T. ROWE PRICE NEW HORIZONS FUND, INC.

                             T. ROWE PRICE NEW INCOME FUND, INC.

                             T. ROWE PRICE OTC FUND, INC.
                             T. Rowe Price OTC Fund

                             T. ROWE PRICE PRIME RESERVE FUND, INC.

                             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.


















          PAGE 50
                             T. ROWE PRICE SPECTRUM FUND, INC.
                             T. Rowe Price Spectrum Growth Fund
                             T. Rowe Price Spectrum Income Fund
                             T. Rowe Price Spectrum International Fund

                             T. ROWE PRICE SUMMIT FUNDS, INC.
                             T. Rowe Price Summit Cash Reserves Fund
                             T. Rowe Price Summit Limited-Term Bond Fund
                             T. Rowe Price Summit GNMA Fund

                             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                             T. Rowe Price U.S. Treasury Intermediate Fund
                             T. Rowe Price U.S. Treasury Long-Term Fund
                             T. Rowe Price U.S. Treasury Money Fund

                             T. ROWE PRICE VALUE FUND, INC.

          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          _____________________         _________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary                Treasurer

          Attest:                       T. ROWE PRICE RETIREMENT PLAN
                                        SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          _____________________         ____________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President